                                                                 EXHIBIT 10.47.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

                THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of September 26, 2001, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), the other Credit Parties party hereto, the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

        A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Credit Agreement dated as of September 20, 2000, as amended by the First Amendment to Credit Agreement dated as of March 8, 2001, the Second Amendment to Credit Agreement dated as of March 23, 2001, and the Third Amendment to Credit Agreement dated as of April 7, 2001 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

        B. Borrower has requested in the letter attached hereto as Appendix A that Co-Agent and Lenders make certain amendments to the Credit Agreement and other Loan Documents, and Co-Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

                NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

                1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

                2. Amendments to Credit Agreement and Other Loan Documents. The Credit Agreement and other Loan Documents are hereby amended as follows:

                        (a) The definition of each of the following terms in Annex A to the Credit Agreement is hereby deleted in its entirety and replaced with the new definition for such term set forth below:

                                "Account Debtor" means any Person who may become obligated to any other Person under, with respect to, or on account of, an Account, Chattel Paper or General Intangible (including a payment intangible).

                                "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Person's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Person for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party), (e) all health-care-insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

                                "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Person, wherever located and, in any event, including all such Person's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

                                "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by any Person, wherever located, including embedded Software to the extent included in "goods" as defined in the Code.

                                "Letter-of-Credit-Rights" means all
        "letter-of-credit rights," as such term is defined in the Code, now owned or hereafter acquired by any Person, including rights to payment or performance under a letter-of-credit, whether or not such Person, as beneficiary, has demanded or is entitled to demand payment or performance.

                        (b) The following new definitions are hereby added to Annex A to the Credit Agreement in appropriate alphabetical order:

                                "Software" means all "software," as such term is defined in the Code, now owned or hereafter acquired by any Person, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

                                "Supporting Obligations" means all "supporting obligations" as such term is defined in the Code, now owned or hereafter acquired by any Person, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.

                                "Uniform Commercial Code jurisdiction" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform

        State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

                        (c) The definition of each of the following terms in Annex A to the Credit Agreement is hereby amended as follows:

                                (i) The definition of "Chattel Paper" is hereby amended by adding the words "including electronic chattel paper," immediately following the reference to "Code,".

                                (ii) The definition of "Code" is hereby amended by adding the following immediately after the reference therein to "provided,":

                                that to the extent that the Uniform Commercial Code is used to define any term in the Agreement or in any other Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern; provided further,

                                (iii) The definition of "Inventory" is hereby amended by adding the words "and embedded software" immediately following the reference thereto to "other supplies".

                                (iv) The definition of "Proceeds" is hereby amended by deleting clauses (d) and (e) of such definition and replacing it with the following:

                                (d) any recoveries by any Person against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

                        (d) The second sentence of the third to the last paragraph of Annex A to the Credit Agreement is hereby amended by (i) deleting the reference therein to "as in effect in the State of California" and (ii) adding the following proviso immediately preceding the period at the end thereof: "provided, that in the event that any term is defined differently in different Articles or Divisions of the Code, the definition thereof contained in Article or Division 9 shall control".

                        (e) The chart in Paragraph (a) of Annex G to the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:


---------------------------------------------------------------------------------------
                                                    (C)                      (D)
      (A)                (B)                Capital Expenditure        Maximum Combined
      No.              Period                    Allocation              Expenditures
---------------------------------------------------------------------------------------
       1       7/1/00 through 9/29/00           $10,000,000              $25,000,000
---------------------------------------------------------------------------------------
       2       7/1/00 through 12/29/00          $26,000,000              $56,000,000
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
       3       7/1/00 through 3/30/01           $41,000,000              $86,000,000
---------------------------------------------------------------------------------------
       4       7/1/00 through 6/29/01           $55,000,000              $115,000,000
---------------------------------------------------------------------------------------
       5       9/30/00 through 9/28/01          $66,000,000              $117,000,000
---------------------------------------------------------------------------------------
       6      12/30/00 through 12/28/01         $65,000,000              $107,900,000
---------------------------------------------------------------------------------------
       7       3/31/01 through 3/29/02          $63,000,000              $98,500,000
---------------------------------------------------------------------------------------
       8       6/30/01 through 6/28/02          $60,000,000              $89,700,000
---------------------------------------------------------------------------------------
       9       9/29/01 through 9/27/02          $57,000,000              $74,600,000
---------------------------------------------------------------------------------------
      10      12/29/01 through 12/27/02         $58,000,000              $70,800,000
---------------------------------------------------------------------------------------
      11       3/30/02 through 3/28/03          $61,000,000              $71,600,000
---------------------------------------------------------------------------------------
      12       6/29/02 through 6/27/03          $65,000,000              $75,600,000
---------------------------------------------------------------------------------------


                        (f) Paragraph (b) of Annex G to the Credit Agreement is hereby amended by (i) deleting the reference to "$58,000,000" and replacing it with "$51,500,000", (ii) deleting the reference to "$69,000,000" and replacing it with "$45,200,000", (iii) deleting the reference to "$71,000,000" and replacing it with "$43,800,000", and (iv) deleting the reference to $73,000,000" and replacing it with "$63,200,000".

                        (g) Paragraph (d) of Annex G to the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                                (d) Borrower and its Subsidiaries (other than
                        the Excluded Subsidiaries) on a consolidated basis shall not make New Venture Investments in an aggregate amount, at any time for the 12-month period then ended, that exceeds the following:

                        ----------------------------------------------
                                 (A)                     (B)
                                                 Maximum New Venture
                           Period Ending On          Investments
                        ----------------------------------------------
                          September 28, 2001         $51,000,000
                        ----------------------------------------------
                          December 28, 2001          $42,900,000
                        ----------------------------------------------
                            March 29, 2002           $35,500,000
                        ----------------------------------------------
                            June 28, 2002            $29,700,000
                        ----------------------------------------------
                          September 27, 2002         $17,600,000
                        ----------------------------------------------
                          December 27, 2002          $12,800,000
                        ----------------------------------------------
                            March 28, 2003           $10,600,000
                        ----------------------------------------------
                            June 27, 2003            $10,600,000
                        ----------------------------------------------


                        (h) Paragraph (e) of Annex G to the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

                                (e) Borrower and it Subsidiaries (other than the
                        Excluded Subsidiaries) on a consolidated basis shall not make aggregate Capital Expenditures that exceed the total EBITDA for Borrower and its Subsidiaries on a consolidated basis, in each case for the 12-month period then ended (or with respect to each of the Fiscal Quarters ending on or prior to March 30, 2001, the period commencing on July 1, 2000, and ending on the last day of such Fiscal Quarter); provided, that with respect to (i) the nine-month period from July 1, 2000, through March 30, 2001, (ii) the 12-month period from September 30, 2000, through September 28, 2001, (iii) the 12-month period from December 30, 2000, through December 28, 2001, and (iv) the 12-month period from March 31, 2001, through March 29, 2002, the aggregate Capital Expenditures of Borrower and its Subsidiaries (other than the Excluded Subsidiaries) for each such period provided for in clauses (i) through (v) above, shall not exceed the sum of (A) EBITDA for Borrower and its Subsidiaries (other than the Excluded Subsidiaries) for such period on a consolidated basis plus (B) $5,000,000.

                        (i) Each reference in the Credit Agreement or the other Loan Documents to "General Electric Capital Corporation, a New York corporation," is hereby deleted and "General Electric Capital Corporation, a Delaware corporation," is substituted in lieu thereof.

                        (j) Each reference in the Credit Agreement or the other Loan Documents to "Letter of Credit Rights" is hereby deleted and "Letter-of-Credit-Rights" is substituted in lieu thereof.

                3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                        (a) receipt by Co-Agents of this Amendment duly executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders;

                        (b) receipt by Co-Agents of the First Amendment to Security Agreement (other than Schedules II and III to the Security Agreement) duly executed by Borrower and Agent;

                        (c) receipt by Co-Agents of the Power of Attorney duly executed by Borrower in favor of Agent and acknowledged by a notary public;

                        (d) payment of $50,000 by Borrower to Agent, for the ratable benefit of Lenders, as an amendment fee in connection with this Fourth Amendment; and

                        (e) the absence of any Defaults or Events of Default as of the date hereof.

                4. Additional Covenant. On or before October 15, 2001, Borrower shall deliver to Co-Agents completed Schedules II and III to the Security Agreement, in form and substance satisfactory to Co-Agents, in furtherance of Borrower's duties to give further assurances to Co-Agents and Lenders pursuant to the terms of the Credit Agreement, Security Agreement and the other Loan Documents. Borrower's failure to comply with the foregoing covenant by October 15, 2001, shall constitute an immediate Event of Default.

                5. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

                6. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

                7. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

                8. Miscellaneous.

                        (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                        (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                        (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                        (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                        (e) No Novation. Except as expressly provided in Section 2 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of any Co-Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or
(iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                        (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.



                  [Remainder of Page Intentionally Left Blank]

                IN WITNESS WHEREOF, this Fourth Amendment to Credit Agreement has been duly executed as of the date first written above.


                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and a Lender

                                        By:
                                           -------------------------------------
                                           Robert S. Yasuda
                                           Duly Authorized Signatory

                                        BANK OF AMERICA, N.A.,
                                        as Documentation Agent and a Lender

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        WESTERN DIGITAL TECHNOLOGIES, INC.,
                                        a Delaware corporation formerly known as Western Digital Corporation

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        WESTERN DIGITAL (U.K.), LTD.,
                                        a corporation organized under the laws
                                        of the United Kingdom

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        WESTERN DIGITAL (I.S.) LIMITED,
                                        a corporation organized under the laws
                                        of Ireland


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   APPENDIX A

                         (REQUEST LETTER FROM BORROWER)

                                  SEE ATTACHED.

                               POWER OF ATTORNEY

                This Power of Attorney is executed and delivered by Western Digital Technologies, Inc., a Delaware corporation formerly known as Western Digital Corporation ("Grantor") to General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent, for the benefit of Co-Agents and Lenders, under a Credit Agreement dated as of September 20, 2000, as amended, a Security Agreement dated as of September 20, 2000, as amended, and the other related documents (collectively, the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney' s written consent.

                Subject to the limitations set forth in Section 6 of the Security Agreement, the terms of which are incorporated herein by this reference, Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Agent may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require Grantor's signature; and (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

                IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this 26th day of September, 2001.


                                        "GRANTOR"

                                        WESTERN DIGITAL TECHNOLOGIES, INC.,
                                        a Delaware corporation formerly known as Western Digital Corporation


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                         ACKNOWLEDGMENT OF INSTRUMENTS



        STATE OF ________________                SS.



        COUNTY OF________________

                On ___________________ , before me, the undersigned notary public in and for said state, personally appeared ___________________________ , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                WITNESS my hand and official seal.